Exhibit 99.2

Symbol: GABC February 2019 Merger with Citizens First Corporation Bowling Green, Kentucky

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, “would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These forward-looking statements include, but are not limited to, statements relating to the expected timing and benefits of the proposed merger (the “Merger”) between German American Bancorp, Inc. (“German American”) and Citizens First Corporation (“Citizens First”), including future financial and operating results, cost savings, enhanced revenues, and accretion/dilution to reported earnings that may be realized from the Merger, as well as other statements of expectations regarding the Merger, and other statements of German American’s goals, intentions and expectations; statements regarding German American’s business plan and growth strategies; statements regarding the asset quality of German American’s loan and investment portfolios; and estimates of German American’s risks and future costs and benefits, whether with respect to the Merger or otherwise. These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things: the risk that the businesses of German American and Citizens First will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; expected revenue synergies and cost savings from the Merger may not be fully realized or realized within the expected time frame; revenues following the Merger may be lower than expected; customer and employee relationships and business operations may be disrupted by the Merger; the ability to obtain required regulatory approvals or the approval of Citizens First’s shareholders, and the ability to complete the Merger on the expected timeframe; the costs and effects of litigation and the possible unexpected or adverse outcomes of such litigation; possible changes in economic and business conditions; the existence or exacerbation of general geopolitical instability and uncertainty; the ability of German American to complete integration and attract new customers; possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the creditworthiness of customers and the possible impairment of collectability of loans; fluctuations in market rates of interest; competitive factors in the banking industry; changes in the banking legislation or regulatory requirements of federal and state agencies applicable to bank holding companies and banks like German American’s affiliate bank; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; changes in market, economic, operational, liquidity, credit and interest rate risks associated with German American’s business; and other risks and factors identified in German American’s filings with the Securities and Exchange Commission. German American does not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this presentation. In addition, German American’s and Citizens First’s past results of operations do not necessarily indicate either of their anticipated future results, whether the Merger is effectuated or not.

ADDITIONAL INFORMATION FOR INVESTORS Communications in this presentation do not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any proxy vote or approval. The Merger will be submitted to the Citizens First shareholders for their consideration. In connection therewith, German American will file a Registration Statement on Form S-4 with the Securities and Exchange Commission (“SEC”) that will include a proxy statement for Citizens First and a prospectus for German American, as well as other relevant documents concerning the Merger. INVESTORS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE CORRESPONDING PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER WHEN IT BECOMES AVAILABLE, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, TOGETHER WITH ALL AMENDMENTS AND SUPPLEMENTS TO THOSE DOCUMENTS, AS THEY WILL CONTAIN IMPORTANT INFORMATION. You will be able to obtain a copy of the proxy statement/prospectus (once filed), as well as other filings containing information about German American, without charge, at the SEC's website (http://www.sec.gov). You may also obtain these documents, without charge, by accessing German American’s Web site (http://www.germanamerican.com) under the tab “Investor Relations” and then under the heading “Financial Information.” Copies of the proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the proxy statement/prospectus can also be obtained, without charge, by directing a request to Terri A. Eckerle, Shareholder Relations, German American Bancorp, Inc., 711 Main Street, Box 810, Jasper, Indiana 47546, telephone 812-482-1314 or to M. Todd Kanipe, President and CEO, Citizens First Corporation, 1065 Ashley Street Suite 150, Bowling Green, Kentucky 42103, telephone 270-393-0700. German American and Citizens First and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Citizens First in connection with the Merger. Information regarding the interests of those persons who may be deemed participants in the transaction may be obtained by reading the proxy statement/prospectus when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.

# Transaction Highlights

- **Attractive addition to German American franchise:**
  - Expands GABC's position in attractive Bowling Green, KY market by tripling its market share from 3.7% to 11.8% and increasing German American's deposit market share rank to top 3[(1)]
  - Ability to cross-sell GABC products and services across new customer base
  - Similar culture and banking mentalities
  - Todd Kanipe, President & CEO of Citizens First, will serve as Regional President in the combined institution, and the three other Citizens First executive officers will assume regional roles similar to their current positions
  - Logical pairing with First Security merger announced and completed in second half of 2018
  - Citizens First's banking operations includes a commercial loan production office in the nearby, vibrant, high-growth Nashville, TN market area
- **Financially Compelling:**
  - Approximately 3.0% accretive to first full year EPS[(2)]
  - Approximately 0.6% dilutive to TBV at closing with an earn back period of approximately 1 year[(3)]
  - Approximately 75 bps improvement in 2020E ROATCE (first full year of combined operations with 100% cost saves)
  - Purchase price per share[(4)] / LTM EPS + Cost Savings of 8.3x[(2)]
  - Pro forma tangible common equity / tangible assets >8.5% at close leaves GABC well positioned for continued growth

1) *Defined as city of Bowling Green, KY*
2) *Excludes one-time costs. Assumes 100% phase-in of projected cost savings*
3) *Tangible book value per share earn back period defined as the number of years for pro forma tangible book value per share to exceed projected standalone tangible book value per share ("crossover")*
4) *Based on GABC's closing stock price of $31.59 as of February 20, 2019*

German American
Banking | Insurance | Investments

4

TransactionOverview • GABC to acquire 100% of CZFC. Citizens First Bank, Inc. will be merged with and into GABC’s banking subsidiary, German American Bank Approximately 77% stock / 23% cash mix – CZFC pro forma ownership of approximately 6% Each shareholder (excluding 401(k) shareholders) will receive 0.6629 shares of GABC common stock and $5.80 in cash 401(k) shareholders to receive a cash payment equal to $5.80 plus the exchange ratio multiplied by the greater of, the 20-day VWAP of GABC Closing Price on the second day prior to closing or GABC’s closing price on last trading day preceding closing(1) $26.74 per share or $68.2 million in aggregate consideration(2) Purchase price per share / tangible book value per share of 148% Purchase price per share / LTM EPS of 14.1x Purchase price per share / LTM EPS + Cost Savings of 8.3x(3) Core deposit premium of 6.9%(4) GABC will add one CZFC Director to its Board of Directors & appoint the remaining independent CZFC directors to a regional advisory board Todd Kanipe, President & CEO of Citizens First, will serve as Regional President in the combined institution, and the three other Citizens First named executive officers will assume roles similar to that which they held pre-merger CZFC shall have a minimum net worth at closing with any shortfall deducted from the cash consideration Termination fee of $2.5 million Customary regulatory approvals and shareholder approval by a majority of CZFC’s shareholders Estimated close and conversion in Q3 2019 • • • • • • • • • • • • • • 1) 2) 3) 4) 36,805 shares held in CZFC 401(k) (retirement plan that combines an ESOP with a 401(k) and matches any contributions with company stock) Based on GABC’s closing stock price of $31.59 as of February 20, 2019 Assumes fully phased-in cost savings Excludes CDs greater than $100K 5 Approvals / Timing Other Terms Board / Management Purchase Price Structure / Consideration

Attractive Addition to KentuckyFranchise Pro Forma Branch Map Source: S&P Global Market Intelligence, Company documents 1) Demographic & deposit data as of June 30, 2018 6 Balance Sheet & Select Metrics as of 2018Y Total Assets $476 $3,929 Total Loans $372 $2,732 Total Deposits $389 $3,073 Tangible Common Equity $46 $345 TCE / TA 9.7% 9.0% Tangible Book Value Per Share $18.07 $13.81 Diluted Earnings Per Share $1.89 $1.99 Branches 8 65 CZFC’s m a jo r Ken tuc k y m a rke ts e nh a nc e GABC’s ove ral l de m og rap hi c s MSA Bowling Green, KY 6 3 206.9 6.7 12.73 5.15 6.02 Glasgow, KY 5 2 65.1 7.4 3.80 2.29 4.35 Countie s Not In Any MSA Hart, KY 2 2 80.7 36.3 4.01 2.60 6.32 Simpson, KY 4 1 37.0 8.9 5.51 2.94 5.36 CZFC's Weighted Average Market Demographics 8.75 3.94 5.74 Citizens Financial Corporation Demographic Information (1) ProjectedProjected Deposit Population Population HH Income Deposits MarketChangeChangeChange Market # of in Market Share 2010-2019 2019-20242019-2024 Location Rank Brchs ($M) (%) (%) (%) (%) Othe r Pe r Share Data Balance She e t ($M ) CZFCGABC GABC CZFC

DueDiligence Summary • Estimated credit mark of $7.6 million ($3.2 million net of reserves) Loan interest rate mark of $4.4 million pre-tax, accreted through earnings over approximately 4.0 years Assumes 33% cost savings • Comprehensive due diligence process • • In-depth review of credit files, underwriting methodology and policy • • Approximately 77% of the total loan portfolio and 100% of all non-performing loans were reviewed – 50% phased-in in 2019 and 100% thereafter • $0.8 million pre-tax AOCI is accreted through earnings over approximately 5.0 years $0.7 million pre-tax deposit write-down, amortized over 4 years $0.1 million pre-tax FHLBs write-down, amortized over 3 years $0.9 million pre-tax TruPS write-down, amortized over 18 years Core deposit intangible of $7.1 million or 2.80% of deposits excluding all time deposits After-tax, one-time buyer and seller combined costs are estimated at $4.9 million • Detailed review of expenses on a line item basis • • • • • 7 Due Diligence Highlights Modeling Assumptions

Summary Highlights • Enhances market position, following upon 2018 merger with First Security Bank, in key, attractive Kentucky markets • Similar cultural fit for transitioning post-close • Pro forma total assets and market cap approaching $4.5 billion and $840 million, respectively, at close • Financially compelling: – – – Approximately 3.0% accretive to EPS in the first full year(1) Modest TBV dilution with an approximate 1 year earn back (crossover method)(2) Approximately 75 bps improvement in 2020E ROATCE (first full year of combined operations with 100% cost saves) • Strong pro forma capital levels with flexibility to continue future growth 1) 2) Excludes one-time costs. Assumes 100% phase-in of projected cost savings Tangible book value per share earn back period defined as the number of years for pro forma tangible book value per share to exceed projected standalone tangible book value per share (“crossover”) 8

Disciplined, ProvenAcquiror 5 branches from MainSource Financial Group, Inc. • $175mm deposits 2 branches from Farmers State Holding Corp. United Commerce Bancorp PCB Holding Company • $35mm assets • $128mm assets • $50mm deposits First Security • $572mm assets 2005 2006 2010 2011 2013 2016 2018 2019 (pending) Citizens First Corporation • $476mm assets River Valley Bancorp • $519mm assets Stone City Bancshares • $60mm assets American Community Bancorp • $326mm assets 9